UNITED STATES
securities and exchange commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On February 21, 2019, the Board of Directors of AXIS Capital Holdings Limited (the “Company”), upon the recommendation of its Corporate Governance and Nominating Committee, appointed Ms. Lizabeth Zlatkus as a member of the Company’s Board of Directors and Audit and Finance Committees effective March 15, 2019. Ms. Zlatkus joins the Board as a Class II director. She will receive the respective pro-rata portion of the annual retainer for service on the Company’s Board and Audit and Finance Committees based on the number of days remaining in the current director compensation year at March 15, 2019. Ms. Zlatkus is not party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

(e)  On February 20, 2019, the Company’s Compensation Committee approved changes to the Company’s Executive Long-Term Equity Compensation Program. The actions taken by the Committee are the result of a comprehensive review of the structure and design of the Company’s Executive Long-Term Equity Compensation Program and its alignment with the Company’s business objectives. Changes to the Company’s Executive Long-Term Equity Compensation Program include:

•	eliminating the three-year performance look back used to determine the grant pool size for time vested restricted stock units (“RSUs”), so that equity awards granted to our named executive officers will be divided evenly between: (i) RSUs and (ii) performance-vesting awards (“PSUs”) and

•	changing the performance metric for PSUs to relative total shareholder return from relative growth in diluted book value per share.

The foregoing description is a summary only and is qualified in its entirety by reference to the Executive Long-Term Equity Compensation Program, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release issued on February 26, 2019 announcing Ms. Zlatkus’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act unless the Company expressly so incorporates such information by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description of Document
10.1	Executive Long-Term Equity Compensation Program
99.1	Press release dated February 26, 2019

EXHIBIT INDEX

Exhibit
Number	Description of Document
10.1	Executive Long-Term Equity Compensation Program
99.1	Press release dated February 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2019

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks General Counsel